Exhibit 99.1
Farmin Opportunity Weald Basin - Onshore UK PEDLs 135, 136, 137

DISCLAIMER The following presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. You can identify our forward-looking statements by words such a "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Forward-looking statements relating to Magellan's operations are based on management's expectations, estimates and projections about Magellan and the oil and gas industry in general on the date this presentation was given. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that could cause actual results or events to differ materially include, but are not limited to: pricing and production levels from the properties in which Magellan has interests; the extent of the recoverable reserves at those properties; crude oil and natural gas prices; potential failure to achieve, and potential delays in achieving expected reserves or production levels from existing and future oil and gas development projects due to operating hazards, drilling risks, and the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas; unsuccessful exploratory drilling activities; lack of exploration success; international monetary conditions and exchange controls; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; general domestic and international economic and political conditions, as well as changes in tax and other laws applicable to Magellan's business. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting Magellan's business generally as set forth in our filings with the U.S. Securities and Exchange Commission (SEC), including our Form 10-K for the year ending June 30, 2008, as amended, and as updated by our subsequent periodic and current reports on Forms 10-Q and 8-K, respectively. Magellan is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Note to U.S. Investors - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use terms in this presentation, such as recoverable barrels of oil, oil-in-place, recoverable oil reserves and probable and possible reserves, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K for the year ended June 30, 2008, as amended, and as updated by our subsequent periodic and current reports on Forms 10-Q and 8-K, respectively.

Location of PEDLs 135,136 & 137 Location of PEDLs 135,136 & 137

Attractions of the UK - Weald Basin Stable political and legal environment Flexible and benign licensing environment Good fiscal terms - 30% corporate tax, 20% supplemental corporate tax, no royalties, bonuses, state participation or performance bonds Onshore - lower cost environment than North Sea Developed pipeline infrastructure Operator has full operational control Fully deregulated oil, gas and electricity markets Large heritage well and seismic database that was acquired but not fully evaluated Proven Petroleum System(s) with multiple stacked reservoir targets Poorly explored - area not explored since early 1990's

The Opportunity

- Proven petroleum system(s) – on trend with the Humbly Grove, Brockham and Palmers Wood oilfields and Albury and Bletchingley gasfields
- Two proven plays – Jurassic oil and Triassic gas
- Several large, structural prospects identified – 164 BCF Gas and 4 – 40 MMBBL Oil
- Multiple, stacked reservoir objectives – Portland and Corallian sandstones; Corallian and Great Oolite limestones; and Triassic sandstones
- Proven seals – Jurassic shales and anhydrite; Triassic intraformational shales
- Attractive fiscal terms. Fully deregulated oil, gas and electricity markets – good infrastructure with full rights of access

MAGELLAN
NAPE 2009
5

Weald Basin - Stratigraphy

C80-130_R_NF Horse Hill Wood Prospect SW NE NE GRINSTEAD CLAY TOP PURBECK ANHYDRITE TOP KIMMERIDGE MICRITE TOP CORALLIAN BEDS TOP GREAT OOLITE TOP TRIASSIC PROPOSED HORSE HILL WOOD-1 COLLENDEAN FARM-1

Top Purbeck Depth Structure Horse Hill Wood Prospect

Top Triassic Depth Structure Horse Hill Wood Prospect

C79-38_R_NF Binton Farm & Manor Farm Prospects S N N TOP PURBECK ANHYDRITE TOP KIMMERIDGE MICRITE TOP CORALLIAN BEDS TOP GREAT OOLITE TOP TRIASSIC MANOR FARM BINTON FARM

Top Purbeck Depth Structure Binton Farm & Manor Farm Prospects Manor Farm: LCC 1900' TVD SS - RELIEF 240' - AREA 6.28 KM2 Binton Farm: LCC 2400' TCD SS - RELIEF 520' - AREA 18.47 KM2 Proposed Binton Farm-1 Proposed Manor Farm-1

Prospect Summary Table Prospect & Target Horizon Area Mean (Acres) OOIP Mean (MMBO) Recovery Factor (%) Recoverable Reserves Mean (MMBO) Horse Hill Wood Upper Portland Sandstone 1,800 57 30 17 Lower Portland Sandstone 1,800 147 30 44 Corallian Sandstone 2,400 33 30 10 Great Oolite Limestone 3,600 104 15 16 Triassic Sandstone (Gas) 3,900 234 Bcf 70 164 Bcf Manor Farm Portland Sandstone 1,500 20 30 6 Corallian Sandstone 1,500 12 30 3.5 Binton Farm Portland Sandstone 3,400 116 30 35 Corallian Sandstone 4,500 27 30 8

Prospect Target Depths and Preliminary Well Costs Prospect Total Depth MD (ft) Total Depth TVDSS (ft) Preliminary Dry Hole Costs GBP Million Preliminary Dry Hole Costs US$ Million Horse Hill Wood 8,640 7,790 3.5 6.9 Manor Farm 3,800 2,580 2.2 4.3 Binton Farm 4,140 3,160 2.4 4.7

Suggested Farmin Terms Farminee to pay 100% of the following work program to earn 50% interest in the three blocks (PEDL 135, 136 and 137): 2 firm wells one to test the oil play (nominally Manor Farm), and one to test the gas play (nominally Horse Hill Wood) PLUS Back costs For further information please contact: Gwynn Davies at Booth 508 or Phone:(61 7) 3224 1601 Mobile: (61) 411 049 264 Email: tgdavies@magpet.com.au Website: www.magpet.com.au